SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of The Securities Exchange
                                   Act of 1934
                                (Amendment No. )

Filed by Registrant  [ ]
Filed by a Party other than the Registrant  [X]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          FRANKLIN CAPITAL CORPORATION
 -------------------------------------------------------------------------------
                (Name of Registrant as specified in its charter)

                 AULT GLAZER & COMPANY INVESTMENT MANAGEMENT LLC
 -------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.


                               Page 1 of 17 pages

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:


                               Page 2 of 17 pages

                                                 -------------------------------
                                                          OMB APPROVAL
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  SCHEDULE 13D
                    Under the Securities Exchange Act of 1934
                               (Amendment No. 4)*


                             Franklin Capital Corp.
________________________________________________________________________________
                                (Name of Issuer)


                          Common Stock, $1.00 par value
________________________________________________________________________________
                           (Title of Class Securities)


                                    35252P105
 _______________________________________________________________________________
                                 (CUSIP Number)


                        Lynne Silverstein (310) 752-1442
                Ault Glazer & Company Investment Management LLC,
             100 Wilshire Blvd, 15th Floor, Santa Monica, CA 90401
________________________________________________________________________________

           (Name, Address and Telephone Number of Person Authorized to
                       Receive Notices and Communications


                                  June 1, 2004
________________________________________________________________________________
             (Date of Event Which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Sections 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. |_|

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Section 240.13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosure provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).



Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a current valid OMB control number.


                               Page 3 of 17 pages

CUSIP No.  35252P105

    1.  Name of Reporting Persons.
        I.R.S. Identification Nos. of above persons (entities only).

        Ault Glazer & Company Investment Management LLC

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    2.  Check the Appropriate Box if a Member of a Group (See Instructions)

        (a)|_|..................................................................
              ------------------------------------------------------------------

        (b)|_|..................................................................
              ------------------------------------------------------------------
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    3.  SEC Use Only............................................................
                    ------------------------------------------------------------
--------------------------------------------------------------------------------

    4.  Source of Funds (See Instructions) OO...................................
                                           -------------------------------------
--------------------------------------------------------------------------------

    5.  Check if Disclosure of Legal Proceeding Is Required Pursuant to Items
        2(d) or 2(e)............................................................
                    ------------------------------------------------------------
--------------------------------------------------------------------------------

    6.  Citizenship or Place of Organization     Delaware.......................
                                              ----------------------------------
--------------------------------------------------------------------------------

                 7.    Sole Voting Power       329,727..........................
                                          --------------------------------------
Number of        ---------------------------------------------------------------
Shares           8.    Shared Voting Power        0.............................
Beneficially                                ------------------------------------
Owned by Each    ---------------------------------------------------------------
Reporting        9.    Sole Dispositive Power     329,727.......................
Person With:                                   ---------------------------------
                 ---------------------------------------------------------------
                 10.   Shared Dispositive Power       ..........................
                                                --------------------------------
--------------------------------------------------------------------------------

    11. Aggregate Amount Beneficially Owned by Each Reporting Person    329,727.
                                                                      ----------

    12. Check if the Aggregate Amount in Row (11) Excludes Certain Shares
        (See Instructions)     .................................................
                               -------------------------------------------------

    13. Percent of Class Represented by Amount in Row (11)     32.32%...........
                                                            --------------------
--------------------------------------------------------------------------------

    14. Type of Reporting Person (See Instructions)
--------------------------------------------------------------------------------

        IA......................................................................
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   .............................................................................
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   .............................................................................
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   .............................................................................
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   .............................................................................
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   .............................................................................
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                               Page 4 of 17 pages

CUSIP No.  35252P105

    1.  Name of Reporting Persons.
        I.R.S. Identification Nos. of above persons (entities only).

        Milton C. Ault, III

--------------------------------------------------------------------------------

    2.  Check the Appropriate Box if a Member of a Group (See Instructions)

        (a)|_|..................................................................
              ------------------------------------------------------------------

        (b)|_|..................................................................
              ------------------------------------------------------------------
--------------------------------------------------------------------------------

    3.  SEC Use Only............................................................
                    ------------------------------------------------------------
--------------------------------------------------------------------------------

    4.  Source of Funds (See Instructions) OO...................................
                                           -------------------------------------
--------------------------------------------------------------------------------

    5.  Check if Disclosure of Legal Proceeding Is Required Pursuant to Items
        2(d) or 2(e)............................................................
                    ------------------------------------------------------------
--------------------------------------------------------------------------------

    6.  Citizenship or Place of Organization     USA............................
                                              ----------------------------------
--------------------------------------------------------------------------------

                 7.    Sole Voting Power       329,727..........................
                                          --------------------------------------
Number of        ---------------------------------------------------------------
Shares           8.    Shared Voting Power        0.............................
Beneficially                                ------------------------------------
Owned by Each    ---------------------------------------------------------------
Reporting        9.    Sole Dispositive Power     329,727.......................
Person With:                                   ---------------------------------
                 ---------------------------------------------------------------
                 10.   Shared Dispositive Power      0..........................
                                                --------------------------------
--------------------------------------------------------------------------------

    11. Aggregate Amount Beneficially Owned by Each Reporting Person    329,727.
                                                                      ----------

    12. Check if the Aggregate Amount in Row (11) Excludes Certain Shares
        (See Instructions)     .................................................
                               -------------------------------------------------

    13. Percent of Class Represented by Amount in Row (11)     32.32%...........
                                                            --------------------
--------------------------------------------------------------------------------

    14. Type of Reporting Person (See Instructions)
--------------------------------------------------------------------------------

        IN/HC...................................................................
--------------------------------------------------------------------------------

   .............................................................................
--------------------------------------------------------------------------------

   .............................................................................
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   .............................................................................
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   .............................................................................
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   .............................................................................
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   .............................................................................
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                               Page 5 of 17 pages

Item 1     Security and Issuer

           This statement relates to the Class A Common Stock, $1.00 par value ("Common Stock"), issued by Franklin Capital Corp. ("FCC"), a Delaware Corporation. The address of the principal executive offices of FCC is 450 Park Avenue, 29th Floor, New York, New York 10022.

Item 2     Identity and Background

           Name: Ault Glazer & Company Investment Management LLC ("Adviser") Place of Organization: Delaware
           Principal Business: Investment Adviser
           Address: 100 Wilshire Blvd., 15th Floor, Santa Monica, CA 90401 Criminal Proceedings: None
           Applicable Civil, Judicial or Administrative Proceedings: None

           Name: Milton C. Ault, III ("Ault")
           Address: 100 Wilshire Blvd., 15th Floor, Santa Monica, CA 90401 Criminal Proceedings: None
           Applicable Civil, Judicial or Administrative Proceedings: None
           Citizenship: United States

           Ault is the controlling and managing member of Adviser. Adviser's beneficial ownership of the Common Stock is direct as a result of Adviser's discretionary authority to buy, sell and vote shares of such Common Stock for its investment advisory clients. Ault's beneficial ownership of the Common Stock is indirect as a result of Ault's control of Adviser.

Item 3     Source and amount of Funds or other Consideration

           The aggregate amount of funds used by Adviser to purchase FCC shares of Common Stock was approximately $1,454,261. Such amount was derived from advisory client accounts.

Item 4     Purpose of Transaction

           The Reporting Persons continue to have concerns regarding the ability and willingness of current FCC management to maximize shareholder value. Adviser intends to recommend that FCC management work with Adviser to unlock what Adviser believes to be the true shareholder value of FCC. The Adviser has requested that FCC's incumbent Board resign immediately and that a slate of new independent Board members to be selected by Adviser replace the resigning Board members. Adviser may also attempt to effect one or more of the following changes: an extraordinary corporate transaction (which could include the sale or spinoff of one or more of FCC's business lines); a change in the present Board of Directors or management of FCC; a sale or transfer of a material amount of assets of FCC; a material change in the


                               Page 6 of 17 pages
           present capitalization or dividend policy of FCC, and a class of equity securities of FCC becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934.

           Subject to availability at prices deemed favorable, the Reporting Persons may acquire additional shares of Common Stock of FCC from time to time in the open market, in privately negotiated transactions or otherwise. The Reporting Persons may dispose of shares of Common Stock of FCC from time to time in the open market, in privately negotiated transactions or otherwise.

           Although the foregoing represents the range of activities presently contemplated by the Reporting Persons with respect to FCC and the Common Stock, it should be noted that the possible activities of the Reporting Persons are subject to change at any time

           Except as set forth above, the Reporting Persons has no present plans or intentions that relate to or that would result in any of the transactions described in clauses (a) through (j) of Item 4 of
           Schedule 13D.


Item 5     Interest in Securities of the Issuer

           (a) As of May 27, 2004, the Reporting Persons directly or indirectly beneficially owned 329,727 shares, or 32.32%, of Common Stock of FCC (the percentage of the shares of Common Stock owned is based on 1,020,100 shares of Common Stock outstanding as of March 9, 2004, as reported by FCC in its Form 10-Q filed on March 30, 2004).

               (1) Adviser owned 329,727 shares (32.32%)

               (2) Ault owned 329,727 shares (32.32%)

           (b) The responses of the Reporting Persons to Items 7 through 11 of the portions of the cover page of this Schedule 13D which relate to beneficial ownership of shares of the Common Stock are incorporated herein by reference.

           (c) A list of transactions in the past 60 days.




-----------------------------------------------------------------------------------------
      Party                Date         Amount Bought    Price per Share    Where & How
                                           (Sold)                            Effected

-----------------------------------------------------------------------------------------
Adviser                      05/27/04         (100)           5.140        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/26/04         (100)           5.220        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/26/04         (500)           5.090        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/26/04         (500)           5.060        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/26/04         (600)           5.040        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/26/04        (1,400)          5.030        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/19/04         (500)           5.100        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/19/04         (500)           5.500        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/19/04         (400)           5.510        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/19/04         (100)           5.700        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/18/04         (100)           6.710        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/18/04         (400)           6.750        Open market
-----------------------------------------------------------------------------------------

                                                              Page 8 of 17 pages




-----------------------------------------------------------------------------------------
      Party                Date         Amount Bought    Price per Share    Where & How
                                           (Sold)                            Effected

-----------------------------------------------------------------------------------------
Adviser                      05/18/04         (500)           6.850        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          800            5.300        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          200            5.800        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          200            5.810        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04         2,400           5.940        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          800            5.950        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          400            5.980        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04         1,000           6.000        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04         1,000           6.150        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04         1,000           6.250        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          200            6.300        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          200            6.450        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04         1,000           6.500        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          400            6.550        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          400            6.665        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          300            6.700        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          200            6.740        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04         2,000           6.750        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04         1,000           6.850        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04        33,500          6.8909        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04         1,000           6.900        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          400            6.940        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04         1,000           6.950        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          400            7.360        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          500            7.400        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          200            7.850        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          800            7.900        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          100            8.700        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/17/04          900            8.750        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04         1,000          3.9041        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04         3,000          4.3933        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04          200            4.930        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04          400            4.970        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04          300            4.990        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04         8,100           5.000        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04          200            5.100        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04          100            5.150        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04        35,000          5.5036        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04          500            5.650        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04          200            5.780        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04         1,000           5.830        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04         1,800           5.900        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04          700            5.910        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/14/04         2,300           5.950        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          100            2.970        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         2,100           2.980        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04        13,000           3.000        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          100            3.050        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,500           3.100        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          100            3.150        Open market
-----------------------------------------------------------------------------------------

                                                              Page 9 of 17 pages




-----------------------------------------------------------------------------------------
      Party                Date         Amount Bought    Price per Share    Where & How
                                           (Sold)                            Effected

-----------------------------------------------------------------------------------------
Adviser                      05/13/04          100            3.190        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          600            3.200        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          100            3.300        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         2,200           3.500        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,000           3.530        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,000           3.600        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          300            3.650        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         6,000           3.730        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,000           3.850        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,000           3.970        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         3,000           3.990        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         5,900           4.000        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04        11,600           4.100        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,000           4.220        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,000           4.240        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          200            4.250        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          800            4.300        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,000           4.360        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,200           4.400        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          800            4.450        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,200           4.650        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,000           4.690        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         2,100           4.700        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         2,000           4.710        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,200           4.750        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,600           4.800        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,000           4.880        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,500           4.900        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          200            4.950        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         6,400           5.000        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,000           5.010        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,500           5.050        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,600           5.100        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          200            5.120        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         1,500           5.200        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         2,300           5.250        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         2,500           5.260        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          300            5.270        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          300            5.280        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         3,100           5.290        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         2,800           5.300        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         3,700           5.350        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04        10,000           5.400        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04        13,500          5.4148        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          900            5.450        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04          700            5.480        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/13/04         2,627           5.500        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          200            1.580        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          400            1.620        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          400            1.700        Open market
-----------------------------------------------------------------------------------------

                                                             Page 10 of 17 pages




-----------------------------------------------------------------------------------------
      Party                Date         Amount Bought    Price per Share    Where & How
                                           (Sold)                            Effected

-----------------------------------------------------------------------------------------
Adviser                      05/12/04          400            1.780        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          200            1.790        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          200            1.820        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,300           2.400        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          100            2.450        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         2,000           2.500        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          200            2.520        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          800            2.600        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,000           2.700        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          500            2.750        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          500            2.800        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,000           2.900        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,400           3.400        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          200            3.500        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          400            3.510        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,700           3.600        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          400            3.700        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          500            3.730        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,000           3.740        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,000           3.750        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,000           3.800        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         2,000           3.810        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,500           3.850        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04          500            3.950        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,200           4.050        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         5,000           4.100        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,000           4.200        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,000           4.220        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,000           4.240        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,000           4.250        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         3,000           4.300        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         2,000           4.350        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,800           4.400        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,000           4.420        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         3,200           4.480        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,000           4.500        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         4,000           4.600        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         2,900           4.700        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,600           4.800        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         1,000           4.820        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04        (1,000)          3.850        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         (500)           3.950        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         (600)           4.000        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04        (2,400)          4.100        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         (700)           4.200        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04        (1,000)          4.230        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04        (2,500)          4.250        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         (500)           4.350        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04        (2,000)          4.900        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04        (1,000)          5.150        Open market
-----------------------------------------------------------------------------------------

                                                             Page 11 of 17 pages




-----------------------------------------------------------------------------------------
      Party                Date         Amount Bought    Price per Share    Where & How
                                           (Sold)                            Effected

-----------------------------------------------------------------------------------------
Adviser                      05/12/04        (1,000)          5.250        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04        (2,000)          5.350        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04        (1,000)          5.500        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04        (1,000)          5.550        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         (400)           5.850        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         (600)           6.000        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04         (300)           4.320        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04        24,100          3.8654        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/12/04        30,300          4.0266        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/11/04          500           1.3000        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/11/04         4,500          1.4000        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/11/04        20,000          1.5000        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/11/04          200           1.1500        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/11/04          600           1.2000        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/11/04          400           1.2500        Open market
-----------------------------------------------------------------------------------------
Adviser                      05/11/04          500           1.4500        Open market
-----------------------------------------------------------------------------------------


           (d)        Not Applicable

           (e)        Not Applicable

Item 6 Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer

           Ault controls and manages the Adviser who makes voting and dispositive decisions for its investment advisory clients.

Item 7     Material to Be Filed as Exhibits

           Exhibit A:  Joint Filing Agreement Pursuant to Rule 13d-1

           Exhibit B:  Confidentiality Agreement

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Date:  June 1, 2004

                                      Ault Glazer & Company Investment
                                      Management LLC

                                      /s/ Milton C. Ault
                                      ------------------------------------------
                                      Milton C. Ault, III, Managing Member

                                      Milton C. Ault, III

                                      /s/ Milton C. Ault
                                      ------------------------------------------

                                                             Page 12 of 17 pages


                                    EXHIBIT A
                                    ---------

                  Joint Filing Agreement Pursuant to Rule 13d-1
                  ---------------------------------------------

This agreement is made pursuant to Rule 13d-1(k)(1) under the Securities and Exchange Act of 1934 (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Sections 13(g) or 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13G or
Schedule 13D, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated:  June 1, 2004

                                      Ault Glazer & Company Investment
                                      Management LLC

                                      /s/ Milton C. Ault
                                      ------------------------------------------
                                      Milton C. Ault, III, Managing Member

                                      Milton C. Ault, III

                                      /s/ Milton C. Ault
                                      ------------------------------------------

                                                             Page 13 of 17 pages


                                    EXHIBIT B
                                    ---------

                            Confidentiality Agreement
                            -------------------------

STRICTLY CONFIDENTIAL
---------------------

May 19, 2004

Franklin Capital Corp.
450 Park Avenue
New York, New York 10022

Attention:     Stephen L. Brown
               Chairman and Chief Executive Officer

Dear Mr. Brown:

As you are aware, Franklin Capital Corp. ("Franklin"), and Ault Glazer & Co. Investment Management, LLC ("Ault Glazer," and Franklin and Ault Glazer, collectively, the "Parties") desire to discuss a business opportunity of mutual interest (the "Transaction"). In order for Ault Glazer to assess the feasibility of the Transaction, Franklin intends to disclose (in such capacity, the "Disclosing Party") to Ault Glazer (in such capacity, the "Receiving Party") certain information that it deems confidential or proprietary. As a condition to such disclosure, Franklin and Ault Glazer hereby agree as follows:

Confidentiality of Evaluation Materials: As a condition to the Disclosing Party furnishing the Receiving Party with Evaluation Material (as defined below) of the Disclosing Party, the Receiving Party agrees to treat the Evaluation Material of the Disclosing Party in accordance with the provisions of this agreement. As used herein, the term "Evaluation Material" of the Disclosing Party means any information concerning the Disclosing Party which is furnished to the Receiving Party or any of its directors, officers, employees, affiliates, agents or advisors (including, without limitation, attorneys, accountants, consultants, bankers, financial advisors and any representatives of its advisors) (collectively, "Representatives") by or on behalf of the Disclosing Party, after the date of this letter and regardless of the manner in which it is furnished, together with analyses, compilations, studies, notes, or other documents or records (including extracts or reproductions, in whole or in part) prepared by or for the Receiving Party and or its Representatives to the extent that such analyses, compilations, studies, notes, documents or records contain or otherwise reflect or are generated from such information. The term
"Evaluation Material" does not include information which (i) as of the date hereof is, or later becomes generally available to the public other than as a result of a disclosure by the Receiving Party or its Representatives, (ii) as of the date hereof is, or later becomes available to the Receiving Party or its Representatives from a source other than the Disclosing Party or its
Representatives, provided that such source is not reasonably known by the Receiving Party or its Representatives to be bound by a

                                                             Page 14 of 17 pages

confidentiality agreement with the Disclosing Party or otherwise prohibited from transmitting the information to the Receiving Party or its Representatives by a contractual, legal or fiduciary obligation, (iii) was within the Receiving Party's or its Representative's possession prior to its being furnished by or on behalf of the Disclosing Party, as evidenced by the Receiving Party's or its Representative's internal documentation, provided that the source of such information was not reasonably known by the Receiving Party or its Representatives to be bound by a confidentiality agreement with the Disclosing Party or otherwise prohibited from transmitting the information to the Receiving Party or its Representatives by a contractual, legal or fiduciary obligation, or
(iv) is required by law or administrative or legal proceeding to be disclosed by the Receiving Party, provided, that the Receiving Party complies with the other terms and conditions of this agreement before disclosing any Evaluation Material of the Disclosing Party.

Restrictions on Disclosure and Use: The Receiving Party hereby agrees that the Evaluation Material of the Disclosing Party will be kept confidential and will be used solely for the purpose of evaluating a possible Transaction, and not used for any commercial or other purpose, and that such Evaluation Material will be kept confidential by the Receiving Party and its Representatives; provided, however, that (i) such Evaluation Material may be disclosed to the Receiving Party's Representatives who need to know such information for the purpose of evaluating the Transaction (it being understood that such Representatives shall have been informed by the Receiving Party of the confidential and proprietary nature of the Evaluation Material, advised of this agreement and shall have agreed to be bound by the provisions hereof), and (ii) any disclosure of such Evaluation Material may be made by the Receiving Party if, prior to such disclosure, the Disclosing Party consents in writing to such disclosure and the disclosure is consistent with the terms of such consent. In any event, the Receiving Party shall be responsible for any breach of this agreement by any of its Representatives and agrees, at its sole cost and expense, to take all commercially reasonable measures to restrain its Representatives from prohibited or unauthorized disclosure or use of the Evaluation Material. The Receiving Party further agrees that the Evaluation Material that is in written or other tangible form shall not be copied or reproduced at any time without the prior written consent of the Disclosing Party, except for distribution to its Representatives in accordance with and subject to the provisions of this agreement.

In addition, except as required by law or stock exchange rule, each Party agrees that, without the prior written consent of the other Party, it will not, and will use commercially reasonable efforts to cause its Representatives not to, disclose to any person or entity (i) the existence of this agreement, (ii) that discussions or negotiations are taking place concerning a possible Transaction, or (iii) any terms, conditions or other facts with respect to any such possible Transaction, including the status thereof.

In the event that the Receiving Party is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, other process, or otherwise) to disclose any Evaluation Material of the

                                                             Page 15 of 17 pages


Disclosing Party, it will provide the Disclosing Party with prompt written notice of any such request or requirement (and if such request or requirement is in written form, a copy thereof) so that the Disclosing Party may timely seek an appropriate protective order or waive compliance with the provisions of this agreement. If, failing the entry of a protective order or the receipt of a waiver hereunder, a Receiving Party or any of its Representatives are nonetheless legally compelled to disclose Evaluation Material of the Disclosing Party, it may disclose only that portion of the Evaluation Material which it is legally compelled to disclose and will exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to that portion of the Evaluation Material which is being disclosed. In any event, the Receiving Party will not oppose action by the Disclosing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Evaluation Material of the Disclosing Party.

Standstill: In consideration of Ault Glazer being furnished Evaluation Materials of Franklin, and in view of the fact that the Evaluation Materials may consist and will consist of confidential, non-public and proprietary information, Ault Glazer agrees that, for a period of ten (10) days from the date of this agreement, without the prior authorization of the Board of Directors of Franklin, it will not, directly or indirectly, alone or in concert with others:
(i) acquire, offer or agree to acquire, or announce an intention to acquire beneficial ownership of (except and only to the extent that such announcement is required by law or stock exchange rule) any securities of Franklin, or rights or options to acquire the same; (ii) acquire, offer or agree to acquire or announce an intention to acquire (except and only to the extent that such announcement is required by law or stock exchange rule) any material assets of the other Party or any subsidiary of the other Party, (iii) make, or in any way participate in any "solicitation" of "proxies" to vote or "consents" (as such terms are used in the rules and regulations of the Securities and Exchange Commission), or seek to advise or influence any person or entity with respect to the voting of any voting securities of the other Party; (iv) initiate or support any stockholder proposal with respect to the other Party; (v) make any public statements and/or announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving the other Party or its securities, material assets or business or any subsidiary or division thereof, or of any successor thereto or any controlling person thereof; (vi) seek or propose to influence or control the other Party's management, board of directors, policies or affairs; (vii) disclose any intention, plan or arrangement inconsistent with the foregoing; or (viii) take any action that, in the reasonable judgment of the other Party, may require the other Party to make a public announcement concerning any of the foregoing.

No Warranty: The Receiving Party understands and acknowledges that any and all information contained in the Evaluation Material of the Disclosing Party is being provided without any representation or warranty, express or implied, as to the accuracy or completeness of the Evaluation Material, on the part of the Disclosing Party or its Representatives. The Receiving Party further agrees that the Disclosing Party or its Representatives shall not have any liability to the Receiving Party or any of its Representatives resulting from the use of this Evaluation Material. It is understood that

                                                             Page 16 of 17 pages


the scope of any representations and warranties to be given by each Party will be negotiated along with other terms and conditions in arriving at a mutually acceptable form of definitive agreement for a Transaction should discussions progress to such a point.

Ownership and Return of the Evaluation Material: All Evaluation Material disclosed by the Disclosing Party is and shall remain the property of the Disclosing Party. No later than five business days after being so requested by the Disclosing Party, the Receiving Party shall return or destroy all Evaluation Material of the Disclosing Party. Except to the extent the Receiving Party is advised by counsel such destruction may prohibited by law, the Receiving Party will also return to the Disclosing Party or destroy all written material, memoranda, notes, copies, excerpts and other writings or recordings whatsoever prepared by it or its Representatives based upon, containing or otherwise reflecting any Evaluation Material. Any destruction of materials shall be verified in a writing signed by a duly authorized officer of the Receiving Party. Notwithstanding the foregoing, the Receiving Party may retain one (1) copy of the Evaluation Materials, archived by its legal department, as a record of the disclosures made hereunder for the purpose of determining its obligations hereunder.

No Obligation: Each Party agrees that unless and until a definitive agreement regarding a Transaction has been executed, neither Party will be under any legal obligation of any kind whatsoever with respect to such a Transaction by virtue of this agreement except for the matters specifically agreed to herein. Each Party further reserves the right, in its sole discretion, to reject any and all proposals made by the other Party or any of its Representatives with regard to a Transaction, to terminate discussions and negotiations at any time, and to conduct any process for a transaction involving such Party as it may determine.

Governing Law; Jurisdiction: This agreement shall be governed and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each Party agrees, on behalf of itself and its Representatives, to submit to the jurisdiction of any court of competent jurisdiction located in the State of New York to resolve any dispute relating to this agreement and waive any right to move to dismiss or transfer any such action brought in any such court on the basis of any objection to personal jurisdiction or venue.

Term: Except as otherwise set forth herein, this agreement shall expire ten (10) days from the date hereof; it being understood that any such expiration shall not affect in any way any liability or obligation that either Party may have to the other for a breach of this agreement.

This agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                                                             Page 17 of 17 pages


Please confirm that the foregoing is in accordance with your understanding of our agreement by signing and returning to us a copy of this letter.

Very truly yours,

Ault Glazer & Co. Investment Management, LLC

By:     /s/  Milton C. Ault, III
        -------------------------------------------
        Mr. Milton "Todd" C. Ault, III
        Manager

Accepted and agreed as of the date first written above:

Franklin Capital Corp.

By:     /s/ Stephen D. Brown
        -------------------------------------------
        Mr. Stephen L. Brown
        Chairman and Chief Executive Officer